 Exhibit 99.1

EQUIPMENT AND CORPORATE
INFRASTRUCTURE FUND FOURTEEN, L.P.

PORTFOLIO OVERVIEW

THIRD QUARTER

2009

LETTER FROM THE CEOs                                                                                                                                  As of December 3, 2009

Dear investor in ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.:

We write to briefly summarize our activity for the third quarter of 2009.  A more detailed analysis, which we encourage you to read, is contained in our Form 10-Q.  Our Form 10-Q and our other quarterly, annual and current reports are available in the Investor Relations section of our investment manager’s website, www.iconcapital.com.

Fund Fourteen’s offering period commenced on May 18, 2009.  Fund Fourteen raised $32,545,040 in capital contributions by the end of the third quarter of 2009.  As of September 30th, we had invested $26,426,9791 of capital, or 95.44% of capital available for investment, in approximately $26,426,9792 worth of business-essential equipment and corporate infrastructure.  Further, our distribution coverage ratio3 for the quarter was 485.65%.  As of September 30th, Fund Fourteen held $1,506,716 of capital available for future investments.  Fund Fourteen collected 100%4 of all scheduled rent and loan receivables due for the quarter.

We have been able to take advantage of the dislocation in the credit markets by making some quality investments in business-essential equipment and corporate infrastructure.  During the third quarter, we purchased flexible commercial packaging manufacturing equipment and leased it to Exopack.  We also made an additional senior term loan secured by analog seismic system equipment to an affiliate of ION Geophysical Corporation, as well as purchased and leased additional natural gas compressors to an affiliate of Atlas Pipeline Partners.  Finally, during the third quarter of 2009, we entered into a sale and leaseback transaction with Global Crossing for telecommunications equipment.  The total equity we invested in the third quarter of 2009 was $26,426,9795.

We believe that there will be many excellent opportunities for us to deploy our equity in well structured deals secured by business-essential equipment and corporate infrastructure, as traditional lenders are still fairly reluctant to lend in the current economic climate.

We invite you to read through our portfolio overview on the pages that follow for a more detailed explanation of the above described investments.  As always, thank you for entrusting ICON with your investment assets.  We look forward to sharing future successes.

Sincerely,

Michael A. Reisner	Mark Gatto
Co-President and Co-Chief Executive Officer	Co-President and Co-Chief Executive Officer

1	Pursuant to Fund Fourteen’s financials, prepared in accordance with US GAAP.
2	Pursuant to Fund Fourteen’s financials, prepared in accordance with US GAAP.
3	The ratio of inflows from investments divided by paid distributions.
4	Collections as of November 13, 2009.
5	Pursuant to Fund Fourteen’s financials, prepared in accordance with US GAAP.

ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE
FUND FOURTEEN, L.P.

- Portfolio Overview Third Quarter 2009 -

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Portfolio Overview for the third quarter of 2009.  References to “we,” “us” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital Corp.

The Fund

Our offering period commenced on May 18, 2009 and is anticipated to close not later than May 2011.  From our initial offering through September 30, 2009, we raised $32,545,040 in capital contributions.

During the third quarter of 2009, we were in our offering period, during which time we raise capital through the sale of our limited partnership interests and also invest in business-essential equipment and corporate infrastructure.  Cash generated from these investments is used to make distributions to our limited partners.  Availability of cash to be used for reinvestment depends on the requirements for expenses, reserves and distributions to limited partners.

At the close of our offering period, we will enter our operating period, during which time we anticipate continuing to invest our offering proceeds to the extent that cash is not required for expenses, reserves and distributions to our limited partners.  Our operating period is anticipated to continue for a period of five years from the closing of the offering, unless extended at our General Partner’s sole discretion.  Following our operating period, we will enter our liquidation period, during which time the assets we own will mature or be sold in the ordinary course of business.

Recent Significant Transactions

•
On November 12, 2009, we, through ICON Global Crossing VI, LLC (“ICON Global Crossing VI”), our wholly-owned subsidiary, purchased and simultaneously leased back telecommunications equipment to Global Crossing Telecommunications, Inc. (“Global Crossing”). The purchase price for the equipment was approximately $2,140,000.  The lease is for a period of thirty-six months and expires on November 30, 2012.  We paid an acquisition fee to our Investment Manager in the amount of approximately $53,000 in connection with this transaction.

Portfolio Overview

Our portfolio consists of investments that we have made directly, as well as those that we have made with our affiliates.  As of September 30, 2009, our portfolio consisted primarily of the following investments.

•
We, through ICON Atlas, LLC (“ICON Atlas”), a joint venture owned 45% by us and 55% by ICON Leasing Fund Twelve, LLC (“Fund Twelve”), an entity managed by our Investment Manager, purchased four Ariel natural gas driven gas compressors and four Ariel electric driven gas compressors from AG Equipment Co. for the aggregate purchase price of approximately $11,298,000.  Simultaneously with the purchases, ICON Atlas entered into a forty-eight month lease with Atlas Pipeline Mid-Continent, LLC (“Atlas”) that expires on August 31, 2013.  The obligations of Atlas are guaranteed by its parent company, Atlas Pipeline Partners, L.P.

•
ICON ION, LLC (“ICON ION”), a joint venture owned 45% by us and 55% by Fund Twelve, was formed for the purpose of making secured term loans to ARAM Rentals Corporation (“ARC”) and ARAM Seismic Rentals, Inc. (“ASR,” together with ARC, collectively referred to as the “ARAM Borrowers”) in the aggregate amount of $20,000,000. The ARAM Borrowers are wholly-owned subsidiaries of ION Geophysical Corporation (“ION”).  The loans are secured by (i) a first priority security interest in all of the ARAM analog seismic system equipment owned by the ARAM Borrowers and (ii) a pledge of all equity interests in the ARAM Borrowers.  In addition, ION guaranteed all of the obligations of the ARAM Borrowers under the loans.  The loans are payable monthly for a period of five years, beginning on August 1, 2009.

•
We, through ICON Exopack, LLC (“ICON Exopack”), our wholly-owned subsidiary, purchased a 3-layer blown film extrusion line and an eight color 48” – 52” flexographic printing press from Exopack, LLC (“Exopack”) for the aggregate purchase price of approximately $6,376,000.   Simultaneously with the purchases of the equipment, ICON Exopack entered into leases with Exopack.  The leases are for periods of sixty months, which expire on July 31, 2014 and September 30, 2014, respectively.  The obligations of Exopack are guaranteed by its parent company, Exopack Holding Corp.

•
We, through ICON Global Crossing VI, own telecommunications equipment subject to a lease with Global Crossing.  We acquired the equipment for approximately $5,323,000.  The lease is for a period of thirty-six months and expires on November 30, 2012.

Revolving Line of Credit

ICON Income Fund Eight B L.P. (“Fund Eight B”), ICON Income Fund Nine, LLC (“Fund Nine”), ICON Income Fund Ten, LLC (“Fund Ten”), ICON Leasing Fund Eleven, LLC (“Fund Eleven”) and Fund Twelve, entities sponsored by our Investment Manager, are parties to a Commercial Loan Agreement, as amended (the “Loan Agreement”), with California Bank & Trust.  We (collectively with Fund Eight, Fund Nine, Fund Ten, Fund Eleven and Fund Twelve, the “ICON Borrowers”) were added as a borrower under the Loan Agreement on August 12, 2009.  The Loan Agreement provides for a revolving line of credit of up to $30,000,000 pursuant to a senior secured revolving loan facility (the “Facility”), which is secured by all assets of the ICON Borrowers not subject to a first priority lien.  The Facility expires on June 30, 2010.  The interest rate at September 30, 2009 was 4.0%.  Aggregate borrowings by all Borrowers under the Facility amounted to $7,625,000 at September 30, 2009, none of which was attributable to the Fund.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager and ICON Securities Corp. (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

We pay our Investment Manager (i) an annual management fee, payable monthly, equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price of our investments.  The purchase price includes the cash paid, indebtedness incurred, assumed or to which our gross revenues from the investment are subject and/or the value of the equipment secured by or subject to such investment, and the amount of the related acquisition fees on such investment, plus that portion of the expenses incurred by our General Partner or its affiliates in making investments on an arm’s length basis with a view to transferring such investment to us, which is allocated to the investments in question in accordance with allocation procedures employed by our General Partner or such affiliate from time to time and within generally accepted accounting principles.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses will be capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual fees and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.  These costs may include, but are not limited to, legal, accounting, printing, advertising, administrative, investor relations and promotional expenses for registering, offering and distributing our limited partnership interests to the public.  Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.  These costs include our General Partner’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us based upon the percentage of time such personnel dedicate to us.  Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our General Partner.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

Entity	Capacity	Description	Three Months Ended September 30, 2009	Period from the Commencement of Operations through September 30, 2009
ICON Capital Corp.	Investment Manager	Organizational and offering
		expense reimbursements (1)	$396,417	$1,453,649
ICON Securities Corp.	Dealer-Manager	Underwriting fees (2)	822,915	972,027
ICON Capital Corp.	Investment Manager	Acquisition fees (3)	292,458	292,458
ICON Capital Corp.	Investment Manager	Management fees (4)	11,350	11,350
ICON Capital Corp.	Investment Manager	Administrative expense
		reimbursements (4)	777,776	1,196,142
			$2,300,916	$3,925,626

(1) Amount capitalized and charged to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations.
(4) Amount charged directly to operations.

At September 30, 2009, we had a payable of $778,116 due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements in the amount of approximately $778,000.

From October 1, 2009 to November 6, 2009, we raised an additional $13,612,488 in capital contributions and have paid or accrued underwriting fees to ICON Securities in the amount of $400,026.

Your participation in the Fund is greatly appreciated and we look forward to sharing success.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as the FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Balance Sheets

Assets

	September 30,
	2009	December 31,
	(unaudited)	2008
Cash and cash equivalents	$1,669,441	$1,001
Leased equipment at cost (less accumulated depreciation of $49,881 and $0, respectively)	11,940,895	-
Investments in joint ventures	13,919,563	-
Deferred charges, net	1,235,433	-
Other assets, net	56,457	-

Total Assets	$28,821,789	$1,001

Liabilities and Partners' Equity

Liabilities:
Deferred revenue	$296,155	$-
Due to General Partner and affiliates	778,116	-
Accrued expenses and other current liabilities	115,036	-

Total Liabilities	1,189,307	-

Commitments and contingencies (Note 7)

Partners' (Deficit) Equity:
General Partner	(14,361)	1
Limited Partners	27,646,843	1,000

Total Partners' Equity	27,632,482	1,001

Total Liabilities and Partners' Equity	$28,821,789	$1,001

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Operations
(unaudited)

	Three Months Ended September 30, 2009	Period from June 19, 2009 (Commencement of Operations) through September 30, 2009

Revenue:
Rental income	$109,328	$109,328
Income from investments in joint ventures	249,398	249,398
Interest and other income	4,042	4,042

Total revenue	362,768	362,768

Expenses:
Management fees	11,350	11,350
Administrative expense reimbursements	777,776	1,196,142
General and administrative	114,585	354,471
Interest	7,333	7,333
Depreciation and amortization	58,214	58,214

Total expenses	969,258	1,627,510

Net loss	$(606,490)	$(1,264,742)

Net loss allocable to:
Limited Partners	$(600,426)	$(1,252,095)
General Partner	(6,064)	(12,647)

	$(606,490)	$(1,264,742)

Weighted average number of limited
partnership interests outstanding	17,423	15,813

Net loss per weighted average
limited partnership interest	$(34.46)	$(79.18)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Changes in Partners' Equity
(unaudited)

	Limited			Total
	Partnership	Limited		Partners'
	Interests	Partners	General Partner	Equity
Balance, June 19, 2009	1	$1,000	$1	$1,001

Net loss	-	(651,669)	(6,583)	(658,252)
Redemption of limited partnership interest	(1)	(1,000)	-	(1,000)
Proceeds from sale of limited partnership interests	4,972	4,971,696	-	4,971,696
Sales and offering expenses	-	(541,090)	-	(541,090)
Cash distributions to partners	-	(2,434)	(25)	(2,459)

Balance, June 30, 2009	4,972	3,776,503	(6,607)	3,769,896

Net loss	-	(600,426)	(6,064)	(606,490)
Proceeds from sale of limited partnership interests	27,590	27,573,344	-	27,573,344
Sales and offering expenses	-	(2,916,620)	-	(2,916,620)
Cash distributions to partners	-	(185,958)	(1,690)	(187,648)

Balance, September 30, 2009	32,562	$27,646,843	$(14,361)	$27,632,482

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statement of Cash Flows
(unaudited)

Period from June 19, 2009 (Commencement of Operations) through September 30, 2009
Cash flows from operating activities:
Net loss	$(1,264,742)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Income from investments in joint ventures	(249,398)
Depreciation and amortization	58,214
Changes in operating assets and liabilities:
Other assets	(64,790)
Deferred revenue	296,155
Due to General Partner and affiliates	763,460
Accrued expenses and other liabilities	27,160
Distributions from joint ventures	249,398

Net cash used in operating activities	(184,543)

Cash flows from investing activities:
Purchase of equipment	(11,990,776)
Investments in joint ventures	(14,436,203)
Distributions received from joint ventures in excess of profits	516,640

Net cash used in investing activities	(25,910,339)

Cash flows from financing activities:
Sale of limited partnership interests	32,545,040
Sales and offering expenses paid	(3,151,618)
Deferred charges	(1,438,993)
Cash distributions to partners	(190,107)
Redemption of limited partnership interest	(1,000)

Net cash provided by financing activities	27,763,322

Net increase in cash and cash equivalents	1,668,440
Cash and cash equivalents, beginning of the period	1,001

Cash and cash equivalents, end of the period	$1,669,441

Supplemental disclosure of non-cash investing and financing activities:
Underwriting fees due to ICON Securities	$700
Organizational and offering expenses due to Investment Manager	$14,656
Sales commissions due to third parties	$87,176
Organizational and offering expenses charged to equity	$218,216

Forward-Looking Information – Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconcapital.com

or

•	Visiting www.sec.gov

or

•	Writing us at: Angie Seenauth c/o ICON Capital Corp., 120 Fifth Avenue, 8th Floor, New York, NY 10011

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.